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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 7, 1999



                              INPRISE CORPORATION
            (Exact name of registrant as specified in its charter)


             Delaware                      33-80946              94-2895440
  (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer)
   incorporation or organization)                            Identification No.)



              100 Enterprise Way
           Scotts Valley, California                       95066-3249
    (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code:  (831) 431-1000

        (Former name or former address, if changed since last report):
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Item 5.  OTHER EVENTS

     On June 11, 1999, Microsoft Corporation ("Microsoft") purchased 625 shares of Inprise Series C Convertible Preferred Stock at a price of $40,000 per share, for an aggregate purchase price of $25,000,000. The Series C shares are convertible at the option of the holder at anytime after June 10, 2001, into 6,720,430 shares of common stock, subject to certain adjustments for stock splits or other capital reorganizations.

     In another transaction, Inprise Corporation (the "Company") and Microsoft entered into a Patent Cross-License Agreement pursuant to which Microsoft paid the Company $100,000,000 for the rights to use Inprise-patented technology in Microsoft products and settle certain patent and technology licensing issues.

Item 7.  Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit No.     Description
-----------     -----------

3.1 Certificate of Designation of Series C Convertible Preferred Stock for Inprise Corporation, dated June 7, 1999.
3.2 Certificate of Correction Filed to Correct a Certain Error in the Certificate of Designation of Series C Convertible Preferred Stock of Inprise Corporation filed in the Office of the Secretary of State of Delaware on June 8, 1999, dated June 9, 1999.
4.1 Preferred Stock Purchase Agreement between the Company and Microsoft, dated June 7, 1999.
4.2(a) Investor Rights Agreement between the Company and Microsoft, dated June 7, 1999.
99.1 Press Release announcing the Patent Cross-License Agreement between the Company and Microsoft and Microsoft's purchase of Inprise Preferred Stock.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Inprise Corporation



July 2, 1999                            By:  /s/ JOANNE M. BUTLER
                                           --------------------------------
                                           JoAnne M. Butler,
                                           Vice President and Secretary

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                                 Exhibit Index


Exhibit No.     Description
-----------     -----------

3.1 Certificate of Designation of Series C Convertible Preferred Stock for Inprise Corporation, dated June 7, 1999.
3.2 Certificate of Correction Filed to Correct a Certain Error in the Certificate of Designation of Series C Convertible Preferred Stock of Inprise Corporation filed in the Office of the Secretary of State of Delaware on June 8, 1999, dated June 9, 1999.
4.1 Preferred Stock Purchase Agreement between the Company and Microsoft, dated June 7, 1999.
4.2(a) Investor Rights Agreement between the Company and Microsoft, dated June 7, 1999.
99.1 Press Release announcing the Patent Cross-License Agreement between the Company and Microsoft and Microsoft's purchase of Inprise Preferred Stock.




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